EXHIBIT 23.1





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                                                                    EXHIBIT 23.1

                        [Arthur Andersen LLP Letterhead]


              Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporaton by reference of our reports dated February 7, 1997 and December 16, 1996 and to all references to our firm included in or made part of this Registration Statement on Form S-8.


                                                 /S/  ARTHUR ANDERSEN LLP


Chicago, Illinois
March 31, 1997